Exhibit 32.2
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350
I, Nathan J. Tucker, Senior Vice President and Chief Financial Officer (principal financial officer) of Core Natural Resources, Inc. (the “Registrant”), certify that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2026, of the Registrant (the “Report”):
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 5, 2026

/s/ Nathan J. Tucker
Nathan J. Tucker
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)